EXHIBIT 10.44



                         Addendum No. 1

                             to the

               Interests and Liabilities Agreement

                               of

            Great Lakes American Reinsurance Company
                       New York, New York

                       with respect to the

             Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1997

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana
     (hereinafter referred to collectively as the "Company")



It Is Hereby Agreed, effective September 30, 1997, that all rights, interests, liabilities and obligations of the "Subscibing Reinsurer" under this Agreement shall be transferred from Great Lakes American Reinsurance Company, New York, New York (hereinafter referred to as the "Assignor") to Folksamerica Reinsurance Company, New York, New York (hereinafter referred to as the "Assignee"). In accordance therewith, the Assignor shall assign, and the Assignee shall assume, all of the rights, interests, liabilities and obligations of the "Subscribing Reinsurer" under this Agreement. The Assinee shall then be subject to all of the terms and conditions hereof, and the term "Subscribing Reinsurer," wherever it is used herein, shall refer to Folksamerica Reinsurance Company, New York, New York.

It Is Understood and Agreed that the Company consents to the foregoing transfer of rights, interests, liabilities and obligations from the Assignor to the Assignee, and further releases the Assignor from all unfulfilled liabilities and obligations which have arisen under this Agreement and all liabilities and obligations which may arise in the future under this agreement.

It Is Further Agreed that the "Notice and Certificate of
Assumption by Folksamerica Reinsurance Company," a copy of which is attached to and forms part of this Addendum, shall be recognized as part of this Agreement, effective September 30, 1997.

In Witness Whereof, the parties hereto by their respective duly authorized representative have executed this Addendum as of the dates undermentioned at:

Indianapolis, Indiana,this _______ day of _________________199___.

                __________________________________________________
                Meridian Mutual Group

New York, New York, this _______ day of ___________________199___.

                __________________________________________________
                Great Lakes American Reinsurance Company

New York, New York, this _______ day of ___________________199___.

                __________________________________________________
                Folksamerica Reinsurance Company